UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009 (July 31, 2009)

Pain Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Bridgepointe Parkway, Suite 500

San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-624-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2009, the Compensation Committee of the Board of Directors of Pain Therapeutics, Inc. (the “Company”) approved bonus payments and updated base salaries for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) with respect to the officers’ and the Company’s performance for the 12 month period year ended May 31, 2009.

The bonus payments for the named executive officers effective July 31, 2009 were:

Remi Barbier	President, Chief Executive Officer and Chairman of the Board of Directors	$250,000
Nadav Friedmann, Ph.D., M.D.	Chief Medical and Operating Officer	$225,000
Peter S. Roddy	Vice President and Chief Financial Officer	$10,000
Grant L. Schoenhard, Ph.D.	Chief Scientific Officer	$40,000

The base salaries for the named executive officers effective July 31, 2009 were:

Remi Barbier	President, Chief Executive Officer and Chairman of the Board of Directors	$600,000
Nadav Friedmann, Ph.D., M.D.	Chief Medical and Operating Officer	$450,000
Peter S. Roddy	Vice President and Chief Financial Officer	$300,000
Grant L. Schoenhard, Ph.D.	Chief Scientific Officer	$335,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pain Therapeutics, Inc.

Dated: August 6, 2009	By:	/s/ Peter S. Roddy
Peter S. Roddy
Vice President and Chief Financial Officer

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